UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2023

Astria Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37467	26-3687168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Suite 1400
Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 349-1971

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATXS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2023, Astria Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, approved an amendment of the Company’s Amended and Restated 2015 Stock Incentive Plan (the “2015 Plan”), which amendment had been previously approved by the Company’s Board of Directors subject to stockholder approval, to increase the number of shares of the Company’s common stock that may be issued under the 2015 Plan by 4,300,000 shares.

The description of the 2015 Plan contained in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 20, 2023 (the “Proxy Statement”), under the heading “Proposal No. 2—Approval of the 2015 Plan Increase” is incorporated herein by reference. A complete copy of the 2015 Plan, as so amended, is attached as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2023, the Board of Directors of the Company approved an amendment and restatement of the Company’s amended and restated bylaws (as so amended and restated, the “Amended and Restated Bylaws”), effective immediately. The amendments effected by the Amended and Restated Bylaws, among other things:

•	eliminate the requirement that the list of stockholders entitled to vote at a stockholder meeting also be made available during the actual meeting;
•	address the adjournment of stockholder meetings relying on remote communication due to a technical failure;
•	revise and enhance, in light of the universal proxy rules adopted by the Securities and Exchange Commission, procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of proposals regarding other business at stockholder meetings by:
1.	requiring additional background information, disclosures and certain representations from proposing stockholders and beneficial owners and the respective affiliates and associates of, or others acting in concert with, such stockholders and such beneficial owners (each, a “Stockholder Associated Person”);
2.	providing that if any stockholder, beneficial owner and/or Stockholder Associated Person that intends to solicit proxies in support of any nominees other than the Company’s nominees provides the notice and information required by Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), then such stockholder, beneficial owner and/or Stockholder Associated Person, upon request by the Company, must provide to the Company no later than five business days prior to the applicable meeting, reasonable evidence that it has met the requirements of soliciting the holders of shares of at least 67% of the voting power of shares entitled to vote on the election of directors and including a statement to that effect in the proxy statement or form of proxy; and
3.	providing that if any stockholder, beneficial owner and/or Stockholder Associated Person fails to comply with the requirements of Rule 14a-19 under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Company that such requirements have been met), then the Company will disregard the nomination of each of the director nominees proposed by such stockholder, beneficial owner and/or Stockholder Associated Person and any proxies or votes solicited for such nominees.

The Amended and Restated Bylaws also include various other updates, including certain technical, conforming and clarifying changes. The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to expand the director exculpation provision to include exculpation of certain of the Company's senior corporate officers, subject to specified limitations, as permitted by a recent amendment to the Delaware General Corporation Law (the “Charter Amendment”). The Company filed a Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on June 5, 2023 to effect the Charter Amendment (the “Certificate of Amendment”). A complete copy of the Certificate of Incorporation, as amended by the Charter Amendment, is attached hereto as Exhibit 3.2 and the foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is included therein and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 2, 2023, the Company held the Annual Meeting. The following is a summary of the matters voted on at the Annual Meeting.

a)	Proposal 1. The stockholders of the Company elected Kenneth Bate, Joanne Beck and Hugh Cole as Class II directors to the Company’s Board of Directors, each to serve for a three-year term expiring at the annual meeting of stockholders to be held in 2026. The results of the stockholders’ vote with respect to the election of Class II directors were as follows:

Name	Votes For	Votes Withheld	Broker Non- Votes	Votes Abstaining
Kenneth Bate	17,160,668	5,347,986	1,921,295	—
Joanne Beck	19,237,440	3,271,214	1,921,295	—
Hugh Cole	19,237,825	3,274,223	1,921,295	—

b)	Proposal 2. The stockholders of the Company approved an amendment to the 2015 Plan to increase the number of shares issuable thereunder by 4,300,000. The results of the stockholders’ vote with respect to the amendment to the 2015 Plan were as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstaining
17,117,816	5,389,870	1,921,295	788

c)	Proposal 3. The stockholders of the Company approved the Charter Amendment. The results of the stockholders’ vote with respect to the Charter Amendment were as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstaining
22,152,696	353,223	1,921,295	2,735

The Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware on June 5, 2023 to effect the Charter Amendment.

d)	Proposal 4. The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the stockholders’ vote with respect to the ratification of such appointment were as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstaining
24,403,621	1,994	—	24,154

e)	Proposal 5. The stockholders of the Company approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to the advisory vote on executive compensation were as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstaining
22,434,763	72,794	1,921,295	1,097

Item 9.01.	Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Astria Therapeutics, Inc.

3.2	Restated Certificate of Incorporation of Astria Therapeutics, Inc., as amended

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astria Therapeutics, INC.

Date: June 6, 2023	By:	/s/ Ben Harshbarger
Ben Harshbarger
Chief Legal Officer